UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2020

BBQ HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-39053	83-4222776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices) (Zip Code)

12701 Whitewater Drive, Suite 290, Minnetonka, MN 55343

(952) 294-1300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

DAVE
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BBQ	The Nasdaq Global Market

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K dated March 12, 2020 (the “Original Form 8-K”) filed by BBQ Holdings, Inc. (the “Company”) with the Securities and Exchange Commission on March 12, 2020, announcing the completion of the Company’s acquisition of certain assets associated with Granite City Food & Brewery Ltd. (“Granite City”) in connection with the Chapter 11 filing of Granite City. At that time, the Company stated in the Original Form 8-K that it intended to file the required financial statements and pro forma financial information within 71 days from the date that the Original Form 8-K was required to be filed. This Current Report on Form 8-K/A amends and supplements Item 9.01 of the Original Form 8-K to present certain financial statements of Granite City and to present certain unaudited pro forma condensed combined financial statements of the Company in connection with the Company’s acquisition of the Granite City assets, which financial statements and unaudited pro forma condensed combined financial statements are filed as exhibits hereto and are incorporated herein by reference. All of the other items in the Original Form 8-K remain the same and are hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01.Financial Statements and Exhibits.

The following financial statements and pro forma financial information are filed as part of this Current Report on form 8-K/A.

(a)Financial statements of business acquired.

The Audited Special Purpose Statements of Revenues and Direct Expenses of Granite City for the fiscal years ended December 26, 2017 and December 25, 2018, and the Unaudited Special Purpose Statement of Revenues and Direct Expenses of Granite City for the three quarters ended September 24, 2019, as well as the accompanying notes and independent auditors’ report are being filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The Audited Special Purpose Statement of Assets Acquired and Liabilities Assumed of Granite City as of March 9, 2020, as well as the accompanying notes and independent auditors’ report is being filed as Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated herein by reference.

(b)Pro forma financial information.

The following unaudited pro forma financial information of the Company and Granite City is filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference:

Unaudited Pro Forma Condensed Combined Statement of Operations for the twelve months ended December 30, 2018 and the three quarters September 29, 2019.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

(d)Exhibits.

Exhibit No.	Description
23.1	Consent of Schechter, Dokken, Kanter, Andrews & Selcer, Ltd., Independent Certified Public Accountant.
99.1

Granite City Audited Special Purpose Statements of Revenues and Direct Expenses as of and for the fiscal year ended December 26, 2017 and December 25, 2018 and the Unaudited Special Purpose Statement of Revenues and Direct Expenses as of and for the three quarters ended September 24, 2019.

99.2	Granite City Audited Special Purpose Statement of Assets Acquired and Liabilities Assumed of Granite City as of March 9, 2020.
99.3

The following unaudited pro forma financial information:

Unaudited Pro Forma Condensed Combined Statements of Operations for the fiscal year ended December 30, 2018 and the three quarters ended September 29, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BBQ HOLDINGS, INC.

Date: May 22, 2020	By:	/s/ James G. Gilbertson
Name: James G. Gilbertson
Title: Chief Financial Officer